UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2018

American Railcar Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Dakota	000-51728	43-1481791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Clark Street
St. Charles, Missouri 63301
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (636) 940-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously disclosed, on October 22, 2018, American Railcar Industries, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with STL Parent Corp., a Delaware corporation (the “Parent”). On October 26, 2018, a North Dakota corporation that is a wholly-owned subsidiary of Parent (“Merger Sub”) executed a joinder agreement with the Company and Parent pursuant to which Merger Sub became a party to the Merger Agreement.  Pursuant to the Merger Agreement, Merger Sub agreed to merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). The Merger was completed on December 5, 2018. Accordingly, as a result of the Merger, the Company is now a wholly-owned subsidiary of Parent.  Parent is a wholly-owned subsidiary of ITE Rail Fund L.P., which is managed by ITE Management L.P. ITE Management L.P. is an investment firm targeting industrial and transportation assets and companies.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on December 5, 2018, the Company terminated the Credit Agreement, Chattel Mortgage and Security Agreement, dated December 10, 2015, among, inter alia, the Company, the lenders party thereto, and Crédit Agricole Corporate and Investment Bank, as the sole lead arranger and administrative agent, as amended, supplemented or otherwise modified (the “Credit Agreement”).  In connection with the termination of the Credit Agreement, the Company repaid all of the applicable outstanding obligations in respect of principal, interest and fees under the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 5, 2018, the Merger was consummated, pursuant to which Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation.  Accordingly, as a result of the Merger and as of the effective time of the Merger (the “Effective Time”), the Company is a wholly-owned subsidiary of Parent.

At the Effective Time, each share of the common stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the Effective Time (each, a “Share”) was cancelled and each such Share (other than (i) Shares owned by Parent, Merger Sub or any of their respective subsidiaries or affiliates (other than the Company), (ii) Shares owned by the Company or the Company’s subsidiaries, and (iii) Shares owned by holders who properly exercised appraisal rights under North Dakota law) was converted into the right to receive $70.00 in cash, without interest, less applicable withholding taxes (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time, each vested stock appreciation right granted under the Company’s 2005 Equity Incentive Plan, as amended and restated, that was outstanding and unexercised immediately prior to the Effective Time (the “Company SARs”) was cancelled in exchange for the right to receive from Parent or its subsidiaries (including the Company as the surviving corporation in the Merger) a lump sum cash payment calculated pursuant to the terms of the Merger Agreement. In addition, any Company SAR which had an exercise or base price per share of Common Stock that was greater than or equal to the per share Merger Consideration and any Company SAR (or any portion thereof) that was unvested in accordance with its terms at the closing of the Merger was cancelled at the Effective Time for no consideration or payment.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to the Company’s Form 8-K filed on October 22, 2018 and is incorporated herein in its entirety by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the listing requirements of the Nasdaq Global Select Market (“NASDAQ”).  Accordingly, on December 6, 2018, the Company notified NASDAQ that the Merger had been completed, and requested that NASDAQ suspend trading of the Common Stock on NASDAQ and withdraw the Common Stock from listing on NASDAQ prior to the open of trading on December 6, 2018.  The Company also requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock from NASDAQ and the deregistration of such Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on NASDAQ.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

At the Effective Time, the Company’s stockholders immediately before the Effective Time ceased to have any rights as stockholders in the Company, other than their right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

On December 5, 2018, a change of control of the Company occurred, and the Company is now a wholly-owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of SungHwan Cho, James C. Pontious, J. Mike Laisure, Harold First, Jonathan Frates, Michael Nevin and Patricia A. Agnello resigned and ceased to be members of the Board of Directors of the Company (including any committees thereof).  These resignations were not a result of any disagreements between the Company and its directors on any matter relating to the Company’s operations, policies or practices. As of the Effective Time, Jason Koenig, Jim Unger and David Smilow, the directors of Merger Sub immediately prior to the Effective Time, became the directors of the Company as the surviving corporation in the Merger.  Other than the Merger Agreement, there are no arrangements or understandings between any director any other person pursuant to which such director was selected as a director.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the articles of incorporation of the Company were amended and restated in their entirety, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the bylaws of the Company were amended and restated in their entirety, a copy of which is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 5, 2018, the Company and ITE Management L.P. jointly issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of October 22, 2018, by and between STL Parent Corp. and American Railcar Industries, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed October 22, 2018). **

3.1	Second Amended and Restated Articles of Incorporation of American Railcar Industries, Inc.

3.2	Amended and Restated By-Laws of American Railcar Industries, Inc.

99.1	Press Release of American Railcar Industries, Inc. dated December 5, 2018.

** Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or similar attachments upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or attachments so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2018

AMERICAN RAILCAR INDUSTRIES, INC.

	By:	/s/ Luke M. Williams
	Name:	Luke M. Williams
	Title:	Senior Vice President, Chief Financial Officer and Treasurer